COMMITMENT AMOUNT INCREASE REQUEST
May 23, 2016
BMO Harris Bank N.A.,
as Administrative Agent
(the “Administrative Agent”)
for the Banks referred to below
111 West Monroe Street
Chicago, Illinois 60603
Attention: Agency Services

Re:
Credit Agreement dated as of August 10, 2015 (as extended, renewed, amended or restated from time to time, the “Credit Agreement”) among CTS Corporation, the Guarantors party thereto, the Lenders party thereto and the Administrative Agent

Ladies and Gentlemen:
In accordance with the Credit Agreement, the Borrower hereby requests that the Administrative Agent consent to an increase in the aggregate Revolving Credit Commitments (the “Commitment Amount Increase”), in accordance with Section 1.15 of the Credit Agreement, to be effected by an increase in the Revolving Credit Commitment of BMO Harris Bank N.A., Bank of America, N.A., Wells Fargo N.A., and PNC Bank National Association (each, an “Increasing Lender”). Capitalized terms used herein without definition shall have the same meanings herein as such terms have in the Credit Agreement.
After giving effect to such Commitment Amount Increase, the Revolving Credit Commitment of each Increasing Lender shall be as set forth opposite such Increasing Lender’s name below:

Lender	Revolving Credit Commitment
BMO Harris Bank N.A.	$80,000,000
Bank of America N.A.	$72,500,000
Wells Fargo Bank N.A.	$72,500,000
PNC Bank, National Association	$50,000,000

Pursuant to Section 11.9 of the Credit Agreement, the Administrative Agent hereby designates each of Bank of America, N.A. and Wells Fargo Bank, N.A. as Joint Lead Arrangers.
THIS AGREEMENT SHALL BE DEEMED TO BE A CONTRACTUAL OBLIGATION UNDER, AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF ILLINOIS.
The Commitment Amount Increase shall be effective when the executed consent of the Administrative Agent is received or otherwise in accordance with Section 1.15, of the Credit Agreement, but not in any case prior to May 23, 2016. It shall be a condition to the effectiveness of the Commitment Amount Increase that all expenses referred to in Section 1.15 of the Credit Agreement shall have been paid.
The Borrower hereby certifies that no Default or Event of Default has occurred and is continuing.
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Please indicate the Administrative Agent’s consent to such Commitment Amount Increase by signing the enclosed copy of this letter in the space provided below.

Very truly yours,

CTS Corporation

By: __________________________
Name: _____________________
Title: _____________________

Signature Page to CTS Corporation Commitment Increase

BMO Harris Bank N.A.

By: __________________________
Name: _____________________
Title: _____________________

Signature Page to CTS Corporation Commitment Increase

Bank of America N.A.

By: __________________________
Name: _____________________
Title: _____________________

Signature Page to CTS Corporation Commitment Increase

Wells Fargo, N.A.

By: __________________________
Name: _____________________
Title: _____________________

Signature Page to CTS Corporation Commitment Increase

PNC Bank National Association

By: __________________________
Name: _____________________
Title: _____________________

Signature Page to CTS Corporation Commitment Increase

The undersigned hereby consents
on this 23rd day of May,
2016 to the above-requested Commitment
Amount Increase.
BMO Harris Bank N.A.,
as Administrative Agent

By: __________________________
Name: _____________________
Title: _____________________

Signature Page to CTS Corporation Commitment Increase